Burke & Herbert Financial Services Corp.

1Q23 Update

(Nasdaq: BHRB)

May 2023

Cautionary Statement Regarding Forward-Looking Information

This presentation contains statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on current beliefs, expectations or assumptions regarding the future of the business, future plans and strategies, operational results and other future conditions of Burke & Herbert Financial Services Corp. (the "Company"). All statements other than statements of historical fact included in this presentation regarding the prospects of our industry or our prospects, plans, financial position or business strategy may constitute forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking words such as "plans," "expects" or "does not expect," "is expected," "look forward to," "budget," "scheduled," "estimates," "forecasts," "will continue," "intends," "the intent of," "have the potential," "anticipates," "does not anticipate," "believes," "should," "should not," or variations of such words and phrases that indicate that certain actions, events or results "may," "could," "would," "might," or "will," "be taken," "occur," or "be achieved," or the negative of these terms or variations of them or similar terms.

Furthermore, forward-looking statements may be included in various filings that we make with the Securities and Exchange Commission ("SEC") or press releases or oral statements made by or with the approval of one of our authorized executive officers. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements, including, but not limited to: (1) the assumptions and estimates used by management include both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments, and thus, may not be realized; (2) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which we are engaged; (3) changes in the interest rate environment may adversely affect net interest income; (4) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (5) competition from other financial services companies in our markets could adversely affect operations; (6) the impact of any pandemic on our employees and customers, as well as the resulting effect on our business, financial condition and results of operations; and (7) the current economic slowdown could adversely affect credit quality and loan originations.

By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that predictions, forecasts, projections and other forward-looking statements will not be achieved. We caution readers not to place undue reliance on these statements as a number of important factors could cause the actual results to differ materially from the beliefs, plans, objectives, expectations, anticipations, estimates and intentions expressed in such forward-looking statements. In addition, risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, to be materially different from any anticipated future results, performance or achievements expressed or implied by such forward-looking information and statements include, but are not limited to, the risks described under the heading "Risk Factors Summary" and in Item 1A—Risk Factors in the Company's Registration Statement on Form 10 filed as amended, filed with and declared effective by the SEC on April 21, 2023.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this presentation, which reflect management's opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this presentation.

Introduction

- Thank you for your interest in Burke & Herbert Financial Services Corp. and its wholly owned subsidiary Burke & Herbert Bank & Trust Company. As a proud and flourishing community institution, we are headquartered in Old Town Alexandria, Virginia and have served the banking, borrowing and investing needs of generations of businesses, organizations, families and individuals since 1852. Today, we are on a robust and exciting path of growth as we expand into new markets, develop and roll out next-generation digital banking services, and serve increasing numbers of customers.

- As a true community bank, we are deeply tied to the people, neighborhoods and institutions where we live and work. Our employees form a diverse, dedicated, close-knit team that upholds a culture of customer service and forges strong and lasting relationships with our customers and shared communities. We are selective in our hiring, proud of the caliber of our people, and encourage a collegial environment in which each individual feels valued.

- The Bank was founded by John Woolfolk Burke and Arthur Herbert in 1852 in Old Town Alexandria, and is the longest continuously operating bank in the Commonwealth. The Bank's current Chair of the Board, E. Hunt Burke, represents the fifth generation of the Burke family to have a leadership role at the Bank.


Burke & Herbert Bank

Key Takeaways

- Burke & Herbert Financial Services Corp. was established in September 2022 as the holding company for Burke & Herbert Bank & Trust Company, which has been offering banking services in Northern Virginia since 1852
- We have a seasoned executive management team and an experienced Board of Directors all focused on delivering long-term value for our shareholders
- Our recent performance has been solid and we are well-positioned to execute our strategic plan
- The Company's executable strategic plan rests on 3 pillars to meet our future growth expectations
  - Profitably expanding our market share
  - Transforming our digital capabilities
  - Growing fee-based sources of revenue

Executive Team

Seasoned Executive Team

Name	Role	Years in Banking	Years at BHB	Prior Institution Experience
David Boyle	Chair, CEO, President	25+ years	4 years	PNC Financial Services / National City Bank
Roy Halyama	EVP, Chief Financial Officer	25+ years	2 years	JP Morgan / PNC Financial Services / Fifth Third Bank
Jeffrey Welch	EVP, Chief Credit Officer	25+ years	9 years	TD Bank / Sandy Spring Bank
Joseph Collum	EVP, Branch & Business Banking	25+ years	25+ years	All with BHRB
Emily Debeniotis	EVP, Human Resources	25+ years	25+ years	All with BHRB
Shannon Rowan	EVP, Wealth Services	25+ years	12 years	Capital One Financial / Chevy Chase
Kendrick Smith	EVP, Operations	25+ years	3 years	Orrstown Bank / First National Community Bank
Alexis Santin	EVP, Payments & Digital Strategy	20+ years	4 years	Eagle Bancorp
Greg Mellors	EVP, Chief Lending Officer	25+ years	3 years	Wells Fargo
Jennifer Schmidt	EVP, Enterprise Risk	15+ years	8 years	Capital One Financial / BP Oil

Company Overview & Financial Performance

Solid Performance and Well-Positioned

Overview

- The Bank was founded in 1852, making us the oldest, continuously operating Bank in Virginia
- Our primary market area includes Virginia / Maryland / DC with 23 branches throughout Northern Virginia
- David P. Boyle was appointed President & CEO in 2019 and was appointed Chair of the Company effective January 2023
- Since 2021 we have opened loan production offices in Virginia (Fredericksburg, Loudoun County, and Richmond) and Maryland (Bethesda)
- The Bank also offers a full suite of wealth management, trust, and private banking services as well as a digital investing program
- In July 2022 we acquired a building in Alexandria to consolidate our workforce in a new Corporate Center
- In October 2022 we announced a 40 for 1 stock split
- As of March 31, 2023 we had 411 FTE employees
- Our Common Stock began trading on Nasdaq on April 26, 2023

Financial Performance

	FY20	FY21	FY22	1Q23
Balance Sheet Highlights *(millions)*				
Assets	$ 3,425	$ 3,622	$ 3,563	$ 3,671
Gross Loans, (excluding HFS loans)	1,834	1,745	1,887	1,952
Investments	1,160	1,606	1,372	1,363
Deposits	2,789	2,933	2,920	3,032
Equity	385	390	273	290
Income Statement Highlights *(thousands)*				
Net Interest Income	$ 89,716	$ 96,603	$ 103,692	$ 24,774
Non-Interest Income	19,004	17,251	17,087	4,214
Total Revenue[1]	108,720	113,854	120,779	28,988
Non-Interest Expense	67,633	74,414	75,946	20,365
Net Income	26,499	36,165	44,013	7,524
Profitability Metrics				
Return on Avg. Assets *(annualized)*	0.82%	1.02%	1.24%	0.85%
Return on Avg. Equity *(annualized)*	7.23%	9.35%	14.28%	10.83%
Net Interest Margin[1]	3.03%	2.97%	3.19%	3.06%
Efficiency Ratio	62.2%	65.4%	62.9%	70.3%
Loan to Deposit Ratio	65.7%	59.5%	64.6%	64.4%
Per Share Metrics				
Diluted Earnings	$ 3.55	$ 4.87	$ 5.89	$ 1.00
Cash Dividend	2.00	2.00	2.12	0.53
Tangible Book Value (TBV)[1]	51.67	52.48	36.82	39.01
TBV (ex. securities AOCI)[1]	47.79	50.74	54.45	54.57

(1) Non-GAAP measure. All non-GAAP reconciliations are provided in the appendix.
Note: 2023 results presented as of the quarter end or for the period ending, as applicable.

Loan Portfolio as of 1Q23 ($ in 000s)

Solid Performance and Well-Positioned

Portfolio $1,951,738



Residential
$518,775
27%
59%
Commercial
Real Estate
$1,154,210
6%
Owner-occupied
CRE $125,657
5%
Consumer $3,109
3%
AC&D $99,886
Commercial &
Industrial
$50,101

Loan Segment	Variable	Fixed
Commercial Real Estate	$ 167,252	$ 986,958
Residential	223,762	295,012
Owner-occupied CRE	6,322	119,335
AC&D	69,158	30,729
Commercial & Industrial	12,250	37,851
Consumer	1,222	1,887
	$ 479,966	$ 1,471,772

- CRE – Commercial Real Estate
- AC&D – Acquisition, Construction & Development

Commercial Real Estate Category	$	%
Retail Real Estate	$ 286,021	25%
Industrial / Warehouse	206,674	18%
Office Buildings	202,392	18%
Multi-Family	138,344	12%
Hotels / Motels	123,844	11%
Nursing-Assisted Living	39,199	3%
Restaurants and Gas Stations	62,241	5%
Self-Storage	56,622	5%
Other	38,873	3%
	$ 1,154,210	100%

- The commercial real estate portfolio is diversified across asset classes with the majority being within the retail real estate sector
- The loan geographic footprint is spread across the greater DC / Maryland / Virginia (DMV) area with minimal exposure to both Washington D.C. proper and government-dependent occupancy
- In line with our overall strategy, we are focused on commercial & industrial loan growth and greater portfolio granularity
- Unused commitments totaled approximately $277 million and include 43% of unconditionally cancelable commitments

Security Portfolio as of 1Q23 ($ in 000s)

Solid Performance and Well-Positioned

Portfolio FV
$1,362,785



Other
$8,528
1%
Asset-backed
$92,599
7%
U.S Treasury &
agency $178,419
13%
Non-Agency CMBS
$183,225
13%
Agency CMBS
$57,832
4%
34%
Municipal
$468,362
Non-Agency RMBS
$321,150
24%
4%
Agency RMBS
$52,670

Category		Net Unrealized Losses	Amortized Cost	WA Yield
U.S Treasury & agency	$	19,456	$ 197,875	1.36%
Municipal		79,534	547,896	2.13%
Agency RMBS		4,321	56,991	3.66%
Non-Agency RMBS		27,973	349,123	3.71%
Agency CMBS		1,577	59,409	4.86%
Non-Agency CMBS		7,317	190,542	4.65%
Asset-backed		2,718	95,317	5.49%
Other		972	9,500	4.34%
	$	143,868	$1,506,653	3.10%

- Portfolio duration is approximately 4 years
- 69% of unrealized losses have a duration of approximately 6.2 years; remainder less than 3 years
- Unrealized losses are the result of the interest rate environment
- AOCI accretion expected to be ~6% per quarter assuming a stagnant interest rate environment
- The current portfolio is held as available-for-sale and there is no intent to reclassify any part
- Majority of non-agency CMBS and ABS are equity enhanced through structure and credit support

- FV – Fair Value
- CMBS – Commercial Mortgage-Backed Security
- RMBS – Residential Mortgage-Backed Security

- WA – Weighted Average
- AOCI – Accumulated Other Comprehensive Income
- ABS – Asset-backed security

Funding Sources as of 1Q23 ($ in 000s)

Solid Performance and Well-Positioned

Deposits $3,032,391



Time deposits & other $198,997
7%
Brokered CDs $389,185
13%
Demand (non-interest) $906,723
30%
Money market & savings $998,813
33%
17%
Demand (interest) $538,673

Category	Average Rate
Demand (non-interest bearing)	-
Demand (interest bearing)	0.14%
Money market & savings	1.06%
Brokered certificates of deposit	4.97%
Time deposits & other	0.30%
	0.75%

- Loans to deposits ratio of 64.4% and Loans + Securities to Deposits ratio of 109.3%
- Brokered deposits represent 12.8% of total deposits
- Uninsured deposits totaled $715.1 million, representing 23.6% of total deposit balance
- Borrowings totaled $321.7 million with remaining capacity of $809.1 million
- Stress tests are performed on liquidity and capital on a quarterly basis in partnership with ALM consultant
- We believe we have ample liquidity to withstand significant stress

Capital Trends as of 1Q23

Solid Performance and Well-Positioned


Common Equity Tier 1 Ratio
16.2%
17.6%
18.0%
17.6%
FY20
FY21
FY22
1Q23


Total Capital Ratio
17.5%
18.8%
18.9%
18.7%
FY20
FY21
FY22
1Q23


Tier 1 Capital Ratio
16.2%
17.6%
18.0%
17.6%
FY20
FY21
FY22
1Q23


Average Equity to Average Assets
11.3%
10.9%
8.7%
7.9%
FY20
FY21
FY22
1Q23

Capital Management

- We take a forward-looking, disciplined approach to capital management that emphasizes acceptable risk-adjusted returns over the long-term
- Our capital management priorities include
  - Supporting customers
  - Funding business investments
  - Maintaining appropriate capital in light of economic conditions and regulatory expectations
  - Returning excess capital to shareholders
- Modeled stress scenarios include evaluating the impact of deposit shocks, interest rate scenarios, and general balance sheet repositioning
- Stress scenarios result in capital levels well above well-capitalized levels
- Capital ratios are for Burke & Herbert Financial Services Corp. for 2023 and 2022. Prior to 2022, they are for Burke & Herbert Bank & Trust Company.

Asset Quality as of 1Q23

Solid Performance and Well-Positioned



Allowance coverage ratio
1.78%
1.82%
1.11%
1.32%
FY20
FY21
FY22
1Q23
NCOs / Average Loans
0.22%
0.18%
FY20
FY21
FY22
1Q23
Allowance for Credit Losses / NPLs
116.0%
121.0%
383.0%
791.9%
FY20
FY21
FY22
1Q23
NPLs / Total Loans
1.54%
1.50%
0.29%
0.17%
FY20
FY21
FY22
1Q23

- NCOs – Net charge-offs
- NPLs – Non-performing loans

Credit Management

- Our objective is to maintain a moderate risk profile through the economic cycle
- Credit risk management is embedded in our risk culture and in our decision-making processes
  - Managed through specific policies and processes
  - Measured and evaluated against our risk appetite and credit concentration limits
  - Reported, along with specific mitigation activities, to management and the Board of Directors through our governance structure
- Underwriting guidelines are adjusted to reflect current market conditions
- Loan reviews include ongoing monitoring procedures that involve additional stress testing of interest rate movements and collateral performance

Market Footprint & Recent Expansion

Executable Strategic Plan

Our Footprint



Ashburn | October 2021
Bethesda | August 2022
Branch office
Loan production office
Fredericksburg | June 2021
Richmond | March 2022

Market Demographics

- Our market area is one of the most attractive and well-known MSAs
- The greater Washington MSA is the 6th largest, according to the U.S. Census Bureau
- Sixteen of the largest Fortune 500 companies headquartered across industries including hospitality, engineering & defense, and leisure
- The Washington MSA is one of the most economically vibrant and diverse markets in the country ranking 15th in per capita personal income and offering over 20 colleges and universities for higher education

Strategic Expansion

- Our expansion goal is to be the quintessential community bank in each market, with local decision making and strong community involvement
- Our locations for branches and loan production offices allow us to be close to our customers to drive our relationship-based strategy
- Our newer markets position us for expansion of our retail, wealth, and treasury management services

Transforming Digital Capabilities

Executable Strategic Plan

Our Focus

Digital Optimization
Improving our existing operating processes and business models

Employee & Customer Experience
Developing a digital-first culture that focuses on the journey

Digital Transformation
Using digital technology to create new revenue streams for the Company

Asset Heavy

Traditional Bank

- Large branch network
- Product-centric organization
- Culture of "Built-in-House" business consensus and zero risk tolerance

Legacy Structure

- Rigid, non-modular, outdated tech with low scalability
- Difficult to integrate with third-parties

Lean & Agile

Digital-First Bank

- Large marketplace community
- Customer-centric organization
- Culture of faster launches and leveraging partners for platforms

Advanced Digital Capabilities

- Agile digital & tech with high scalability
- Ability to plug and play new functionalities

Fee-based Revenue

Executable Strategic Plan

- Building a culture to bring the full Burke & Herbert experience to customers
- Launched new lockbox service in 2022
- 1Q23 year-over-year improvement
  - Credit card revenue up 30%
  - Merchant services revenue up 26%
  - Debit card purchases up 3.5%

Treasury Management

- Digital banking
- Payables, Receivables & Sweep Solutions
- Investments & Funding
- Fraud Protection

Mortgage Banking

- Portfolio
- Secondary market
- Full suite of options

- Reorganized management team in 2022
- Focused on relationship-based lending
- Introduced new offerings

Wealth Services

Burke & Herbert Wealth Management
Burke & Herbert Private Banking
Burke & Herbert Trust Services

- Focused on investing in new and existing markets
- Over $934 million of assets under management
- 1Q23 year-over-year revenue growth of 2.4% in a challenging environment

Final Thoughts

- Burke & Herbert Financial Services Corp. was established in September 2022 as the holding company for Burke & Herbert Bank & Trust Company
- Burke & Herbert Bank & Trust Company is a $3.7 billion growth-oriented commercial bank headquartered in Alexandria, Virginia
- We have a seasoned executive management team and an experienced Board of Directors all focused on executing our strategy
- The Company's strategic plan rests on 3 pillars to meet our future growth expectations
  - Profitably expanding our market share
  - Transforming our digital capabilities
  - Growing fee-based sources of revenue


Burke & Herbert Bank

Appendix: Notes on non-GAAP financial measures

Total Revenue: Total revenue is a non-GAAP measure and is derived from net interest income plus total non-interest income. We believe that total revenue is a useful tool to determine how the Company is managing its business and how stable our revenue sources are from period to period.

Total Revenue (thousands)	December 31, 2020	December 31, 2021	December 31, 2022	March 31, 2023
Net Interest Income	$ 89,716	$ 96,603	$ 103,692	$24,774
Add: Total Non-interest Income	19,004	17,251	17,087	4,214
Total Revenue (non-GAAP)	$ 108,720	$ 113,854	$ 120,779	$28,998

Appendix: Notes on non-GAAP financial measures

Net Interest Margin: The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP. Taxable-equivalent net interest income is only used for calculating net interest margin. The fully taxable equivalent net interest income is annualized and then is divided by the average earning assets to calculate net interest margin. Net interest income shown elsewhere in this presentation is GAAP net interest income. The tax-rate used for this adjustment is 21%.

Tax-Equivalent Net Interest Income (thousands)	December 31, 2020	December 31, 2021	December 31, 2022	March 31, 2023
Interest Income – Loans	$ 78,262	$ 73,170	$ 73,640	$22,760
Interest Income – Securities (taxable)	13,288	17,537	29,616	9,802
Interest Income – Securities (tax-exempt)	8,737	9,907	8,940	1,458
Interest Income – Other	710	206	437	308
Interest Expense – Deposits	9,696	2,746	3,742	5,401
Interest Expense – Borrowed Funds	1,579	1,432	5,136	4,138
Interest Expense – Other	6	39	63	15
Total Net Interest Income	$ 89,716	$ 96,603	$ 103,692	$24,774
Add: Tax benefit on Interest Income – Securities (tax-exempt)	2,322	2,634	2,375	387
Total Tax-Equivalent Net Interest Income (non-GAAP)	$ 92,038	$ 99,237	$ 106,067	$25,161

Appendix: Notes on non-GAAP financial measures

Tangible Book Value per share (TBVPS) & TBVPS (excluding Securities AOCI): TBVPS represents the Company's tangible common equity at period-end divided by common shares at period-end. Currently, there are no adjustments from common equity to determine tangible common equity for the periods presented. TBVPS (excluding Securities AOCI) is tangible common equity defined above less tax-effected accumulated securities other comprehensive income.

Tangible book value per common share (thousands, except share data)	December 31, 2020	December 31, 2021	December 31, 2022	March 31, 2023
Total shareholders' equity	$ 384,877	$ 389,627	$ 273,453	$289,783
Less: Adjustments	–	–	–	–
Tangible common equity (non-GAAP)	$ 384,877	$ 389,627	$ 273,453	$289,783
Less: Securities AOCI	28,905	12,975	(130,875)	(115,523)
TCE less Securities AOCI (non-GAAP)	$ 355,972	$ 376,652	$ 404,328	$405,306
Ending common shares outstanding	7,448,080	7,423,760	7,425,760	7,427,840
Tangible book value per share	$ 51.67	$ 52.48	$ 36.82	$39.01
TBVPS less Securities AOCI	$ 47.79	$ 50.74	$ 54.45	$54.57